UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2009

Item 1: Report to Shareholders

U.S. Treasury Money Fund	May 31, 2009

The views and opinions in this report were current as of May 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. Treasury securities produced strong returns over the last 12 months. Treasury yields moved sharply lower and prices higher through most of the reporting period as risk aversion increased. Long-term yields fell almost as much as intermediate-term yields, reflecting easing concerns about elevated inflation. But the severe credit crisis and widespread fear among investors that made U.S. government securities attractive early in the period eased in recent months, and investors began to seek better returns in higher-risk bonds and in the equities markets. The T. Rowe Price U.S. Treasury Funds performed well relative to their benchmarks over the past year.

ECONOMY AND INTEREST RATES

The U.S. economy experienced one of its sharpest downturns on record over the past six months. In the worst consecutive quarters of economic performance since the late 1950s, gross domestic product contracted at an annualized rate of 6.3% in the fourth quarter of 2008 and declined by an estimated 5.5% in the first quarter of 2009. As businesses closed or scaled back, the unemployment rate surged from 6.6% in October 2008 to 9.4% in May 2009. The contraction that began in the housing sector was arguably the worst recession since World War II, as the massive deleveraging required of financial institutions infected nearly every area of the economy. Moreover, the recession was global in nature, with many countries faring worse than the United States.

Over the past 12 months, the Federal Reserve and the federal government have taken extraordinary steps to boost market liquidity. In that period, the Fed lowered the short-term fed funds target rate in December to a range of 0.00% to 0.25% and kept it there for the duration of our reporting period. It also took unprecedented actions aimed at monetary stimulus including a program of “quantitative easing.” The Fed started purchasing long-term Treasury bonds in order to increase the money supply, keep long-term rates at low levels, and encourage investors to buy other types of securities. In an effort to bring down mortgage rates, the Fed began buying debt and securities issued by Fannie Mae, Freddie Mac, and Ginnie Mae. The Fed’s Term Asset-Backed Securities Loan Facility, or TALF, also saw the central bank attempt to restart the asset-backed securities market by providing low-interest loans for purchases of bundles of car, credit card, student, and other types of loans.

As shown in the Interest Rate Levels graph, Treasury bill yields and intermediate-term Treasury note yields increased over the past six months from historically low levels. Long-term yields increased considerably as inflationary fears began to resurface due to the vast amount of government money that has been put into play to loosen the credit markets and stimulate the economy. In addition, investors began swapping safer investments with riskier sectors. The Treasury yield curve—which illustrates the relationship between the yields and maturities of government securities—steepened, extending at the long end.

MARKET NEWS

Congress enacted the largest stimulus program, in absolute terms, in history. Composed of tax cuts, infrastructure investment, and expanded unemployment benefits, the $787 billion program was signed into law in late February 2009 and began to take effect in late March and early April. The government’s budget deficits have been increasing steadily since 2001 as new tax cuts and federal programs were enacted. The severe decline in tax revenues as a result of the current recession, and the stimulus package, have added to the mounting deficit, which is projected to reach $1.85 trillion in fiscal 2009, according to the Congressional Budget Office, and possibly move higher before declining around 2012.

PORTFOLIO REVIEW

U.S. Treasury Money Fund
Your fund returned 0.10% and 0.67% for the 6- and 12-month periods ended May 31, 2009, respectively. As shown in the Performance Comparison table, the fund surpassed its Lipper benchmark of similar funds in both periods.

The past six months presented serious challenges to the money markets amid the enormous problems associated with the credit crisis and economic slowdown. The Federal Reserve and the U.S. Treasury Department have taken massive actions to ensure that markets remain solvent. These attempts to stem economic decline and restore market liquidity at first did little to calm investor fears, and U.S. Treasury bill yields fell to unheard-of levels. The six-month bill, which began December yielding 0.42%, fell as low as 0.10%, and by year-end, some T-bills traded with 0.00% yields as investors preferred safety over income. By late February, as market support measures gained some traction, the six-month bill yield rose to 0.47%. By the end of the reporting period, persistent credit concerns caused yields to decline to 0.25%. The yield on the one-year bill followed a similar course, declining from 0.93% late last fall to 0.34% by the end of the year before rising slightly to 0.47% at the end of May.

With yields falling in such dramatic fashion, we extended the fund’s weighted average maturity substantially, to 77 days, in order to lock in the higher yields offered on longer-dated Treasury maturities. The market turbulence at the end of last year prompted us to make additional investment changes designed to protect shareholders and sustain income. With the approval of the fund’s Board, we once again began using repurchase agreements. These “repos” are essentially overnight investments backed by Treasury-only collateral that has a market value of 102% of the value of the loan. For added assurance, we enter into these agreements only with counterparties where we have a standardized agreement in place and the collateral is held at a third-party custodian.

In addition, we made investments in the new funding mechanism that was put in place for newly issued senior debt of banks, thrifts, and certain holding companies. These securities are guaranteed by the Federal Deposit Insurance Corporation under its Temporary Liquidity Guarantee Program (TLGP) and carry the “full faith and credit” guarantee of the U.S. government. They will not exceed 20% of assets for the U.S. Treasury Money Fund and U.S. Treasury Intermediate Fund and 15% of assets for the U.S. Treasury Long-Term Fund. In addition, the U.S. Treasury Money Fund will only invest in those issuers that are on the T. Rowe Price approved list of high-quality short-term debt issuers.

Despite efforts to secure higher yields, it is important to note that Treasury bill yields have fallen to such low levels that for much of the past three months it has been impossible to buy any eligible investment within the Treasury funds’ investment horizon that produces income sufficient to offset the fund’s expenses. As a result, T. Rowe Price is waiving its management fee as needed to support the fund’s yield.

Meanwhile, because liquidity has improved somewhat in the Treasury market in the past several months, the T. Rowe Price U.S. Treasury Money Fund ended its participation in the Treasury’s Temporary Guarantee Program for Money Market Funds. The program was implemented last fall to help shareholders in money funds that are liquidating. However, the T. Rowe Price Board of Directors deemed the continued coverage to be unnecessary for the U.S. Treasury Money Fund.

U.S. Treasury Intermediate Fund
Your fund returned 1.05% and 9.43% for the 6- and 12-month periods ended May 31, 2009, respectively. As shown in the Performance Comparison table, the fund outperformed its benchmarks for both periods. Fund returns in the six-month period reflected $0.07 of dividend income. The net asset value (NAV) was $5.90 at the end of the period, slightly lower than $5.92 six months ago.

Credit market stress eased over the last six months as government efforts to increase liquidity produced some stability. As we expected, the Treasury yield curve steepened as the difference between short- and long-term yields increased. However, we expect spreads to flatten over the next year. We reduced our exposure to intermediate bonds and shortened the fund’s duration—a measure of its interest rate sensitivity—relative to that of our Barclays Capital benchmark because we believed Treasury valuation was rich. While the Fed is unlikely to increase interest rates in the near term as a result of continued sluggish economic growth, Treasury supply and a continued decrease in risk aversion will likely continue to weigh on the market.

The fund took advantage of the attractive valuations of both Government National Mortgage Association (GNMA) securities, and Treasury inflation-protected securities (TIPS) over the past six months. Both sectors outperformed U.S. Treasuries, which entered the year at rich valuation levels. Most of the fund’s outperformance against the benchmark came from our exposure to TIPS, as we purchased the securities at discounted levels. The fund’s allocation to TIPS was increased to 11% during the period from about 7% at the end of the last reporting period. However, we have begun to reduce our exposure to the sector, following the strong performance.

The fund also took advantage of the new TLGP by buying government-guaranteed AAA rated securities that were issued by financial firms. These securities offered yields that were higher than U.S. Treasuries. The TLGP commercial paper is backed by the Federal Deposit Insurance Corporation. The fund also benefited from its allocation to mortgage-backed securities (MBS).

U.S. Treasury Long-Term Fund
Your fund returned -3.07% in the second half of its fiscal year and 9.86% in the 12-month period ended May 31, 2009. As shown in the Performance Comparison table, the fund trailed its Lipper peer group average in the last six months and outperformed the Barclays Capital benchmark. It outpaced both benchmarks over the last 12 months.

Fund performance in the last six months reflected $0.19 of dividend income and a decline in the NAV, from $13.03 to $12.10. As we noted in our previous shareholder report, economic improvements would reduce the size of gains in U.S. Treasury securities, and that certainly has been the case over the last several months, as investors sought higher returns from other asset classes, sending yields on Treasuries up and prices down. (Bond prices move in the opposite direction of yields.)

Six months ago, Treasuries produced strong returns as nervous investors sought a safe haven, while bonds carrying any degree of credit risk endured steep declines as investors liquidated their holdings at heavy losses. This trend reversed in the spring. As with the U.S. Treasury Intermediate Fund, we reduced our exposure to intermediate-term bonds. We also shortened the fund’s duration—a measure of its interest rate sensitivity—relative to that of our Barclays Capital benchmark, as we believed Treasury valuations were rich. Longer-dated issues have taken the brunt of the rise in yields. This is a result of bigger deficits and increased inflation expectations. The 30-year yield is now back to its five-year average, and the debate is still open as to where exactly long-term yields will anchor in.

Most of the fund’s relative outperformance against the Barclays Capital benchmark came from our exposure to TIPS, which we purchased at discounted levels. TIPS account for 11% of the fund’s allocation. The fund also benefited from its allocation to MBS and its defensive duration positioning relative to the benchmark.

The fund took advantage of the attractive valuations of GNMA securities, in which it also has a 9% allocation, over the past six months. In addition, we purchased government fully guaranteed AAA rated securities issued through the TLGP. But because these securities mature in three years and are thus more suitable for the U.S. Treasury Intermediate Fund, we retained only 2% of our allocation to them.

OUTLOOK

While tentative signs of economic recovery have begun to appear, we do not expect the Federal Reserve to reverse its policies of monetary and quantitative easing until the unemployment rate has declined from peak levels. We expect that deleveraging will continue, the savings rate will rise, and the economy will have ample capacity to keep inflation from accelerating.

We expect all money market rates, and Treasury bill rates, to remain closely anchored to the 0% fed funds target rate through much of the remainder of 2009. The safety of investments backed by the U.S. Treasury will be offset by a historically low level of income for the near term. Our primary objective for the U.S. Treasury Money Fund is to provide liquidity and protect shareholders’ principal.

The peak of risk aversion appears to be behind us. Improvement in financial conditions such as tighter credit spreads and lower equity volatility has increased U.S. Treasury yields as the growth outlook improves. Consumer confidence has improved as well. While inflation expectations have increased, they have only moved back to the 2% range, which would represent a more normal level.

The government’s policy of quantitative easing and deficit spending will continue to weigh on yields in the coming months. As the economy improves, however, the Fed will eventually increase short-term interest rates, making short-term yields likely to rise relative to long-term yields, resulting in a flattening of the yield curve. We are poised to make the necessary shifts in the funds to take advantage of this change, as we seek to provide a high level of current income consistent with maximum credit protection by investing in U.S. government-backed securities.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Brian J. Brennan
Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

June 11, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally the most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance that the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Barclays Capital U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in four to 10 years.

Barclays Capital U.S. Treasury Long Index: An index that includes all Treasuries in the Barclays Capital U.S. Aggregate Index that mature in 10 years or more.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Consumer price index (CPI): A measure of the average price of consumer goods and services purchased by households.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Gross domestic product (GDP): Total market value of all goods and services produced in a country in a given year.

Inflation: A sustained increase in prices throughout the economy.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Repurchase agreements: Repurchase agreements, also known as “repos” or “sale and repurchase agreements,” allow the fund to lend its cash to banks or other financial intermediaries at a fixed rate of interest.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
SHORT-TERM INVESTMENTS 100.3%		
BANK NOTE 4.7%		
Bank of America, 0.49%, 6/11/09 (1)(2)	25,000	25,000
Bank of America, 0.55%, 6/4/09 (1)(2)	50,000	50,000
Bank of America, 0.56%, 7/7/09 (1)(2)	25,000	25,000
		100,000
COMMERCIAL PAPER 12.2%		
Non-4(2) 12.2%		
Citigroup Funding, 0.24%, 7/27/09 (2)	60,000	59,977
Citigroup Funding, 0.24%, 8/3/09 (2)	50,000	49,979
GE Capital, 0.65%, 6/29/09 (2)	50,000	49,975
GE Capital, 0.70%, 7/27/09 (2)	100,000	99,891
		259,822
REPURCHASE AGREEMENTS 36.2% (3)		
Bank of America, Tri-Party, Dated 5/29/09, 0.15% Delivery Value of $105,001,313 on 6/1/09 Collateralized by U.S. Government securities 3.75%, 11/15/18, valued at $107,100,020	105,000	105,000
Barclays Capital, Tri-Party, Dated 5/29/09, 0.16% Delivery Value of $105,001,400 on 6/1/09 Collateralized by U.S. Government securities 3.75%, 11/15/18, valued at $107,100,020	105,000	105,000
Citigroup Global Market, Tri-Party, Dated 5/29/09, 0.12% Delivery Value of $50,000,500 on 6/1/09 Collateralized by U.S. Government securities 0.88%, 1/31/11, valued at $51,000,097	50,000	50,000
Credit Suisse First Boston, Tri-Party, Dated 5/29/09, 0.17% Delivery Value of $105,001,488 on 6/1/09 Collateralized by U.S. Government securities 0.00%, 11/5/09, valued at $107,100,984	105,000	105,000
Deutsche Bank, Tri-Party, Dated 5/29/09, 0.16% Delivery Value of $105,001,400 on 6/1/09 Collateralized by U.S. Government securities 4.13%, 5/15/15, valued at $107,100,082	105,000	105,000

JPMorgan Chase, Tri-Party, Dated 5/29/09, 0.15% Delivery Value of $105,001,313 on 6/1/09 Collateralized by U.S. Government securities 3.75%, 11/15/18, valued at $107,100,020	105,000	105,000
Morgan Stanley, Tri-Party, Dated 5/29/09, 0.15% Delivery Value of $105,001,313 on 6/1/09 Collateralized by U.S. Government securities 1.25%-2.00%, 7/15/13-7/15/14, valued at $107,767,650	105,000	105,000
UBS Investment Bank, Tri-Party, Dated 5/29/09, 0.15% Delivery Value of $94,163,177 on 6/1/09 Collateralized by U.S. Government securities 0.00% , 4/1/10, valued at $96,046,214	94,162	94,162
		774,162

U.S. TREASURY OBLIGATIONS 47.2%

U.S. Treasury Obligations 47.2%

U.S. Treasury Bills, 0.216%, 6/18/09	50,000	49,995
U.S. Treasury Bills, 0.235%, 10/22/09	60,000	59,944
U.S. Treasury Bills, 0.36%, 8/6/09	40,000	39,974
U.S. Treasury Bills, 0.451%, 8/13/09	22,000	21,980
U.S. Treasury Bills, 0.46%, 10/22/09	25,000	24,954
U.S. Treasury Bills, 0.465%, 11/19/09	25,000	24,945
U.S. Treasury Bills, 0.465%, 4/8/10	40,000	39,840
U.S. Treasury Bills, 0.467%, 8/27/09	1,800	1,798
U.S. Treasury Bills, 0.468%, 8/20/09	1,500	1,498
U.S. Treasury Bills, 0.47%, 8/20/09	14,000	13,985
U.S. Treasury Bills, 0.471%, 8/20/09	11,000	10,989
U.S. Treasury Bills, 0.475%, 9/15/09	49,802	49,732
U.S. Treasury Bills, 0.48%, 9/15/09	25,000	24,965
U.S. Treasury Bills, 0.48%, 8/13/09	50,000	49,951
U.S. Treasury Bills, 0.485%, 4/8/10	30,000	29,874
U.S. Treasury Bills, 0.489%, 8/20/09	10,000	9,989

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On June 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

On December 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Adoption of FAS 161 had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. The fund’s investments are summarized by level, based on the inputs used to determine their values. On May 31, 2009, all of the fund’s investments were classified as Level 2.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended May 31, 2009, and May 31, 2008, totaled $10,835,000 and $36,172,000, respectively, and were characterized as ordinary income for tax purposes. At May 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended May 31, 2009, the fund utilized $6,000 of capital loss carryforwards. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. At May 31, 2009, the effective annual group fee rate was 0.31%.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a net yield of 0.00% on any day that a dividend is declared. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the year ended May 31, 2009, the total management fees waived were $72,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended May 31, 2009, expenses incurred pursuant to these service agreements were $99,000 for Price Associates, $988,000 for T. Rowe Price Services, Inc., and $744,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

NOTE 6 - TREASURY’S TEMPORARY GUARANTEE PROGRAM

The fund’s Board of Directors has approved participation in the Temporary Guarantee Program for Money Market Funds (the program), established by the U.S. Treasury Department, through April 30, 2009. Subject to certain conditions and limitations, the program guarantees that shareholders in the fund as of the close of business on September 19, 2008, will receive $1.00 for each fund share held. Shares not guaranteed under the program will be redeemed at net asset value per share. The guarantee applies only if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate.

In total, the fund paid $387,000, equal to 0.025% of the net asset value of the fund as of the close of business on September 19, 2008, to participate in the program from September 19, 2008 through April 30, 2009. The participation fees are borne by the fund and recognized in expenses ratably over the period of participation in the program.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and
Shareholders of T. Rowe Price U.S. Treasury Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price U.S. Treasury Money Fund (one of the portfolios comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the “Fund”) at May 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 13, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 5/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $44,000 from short-term capital gains.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper, an independent provider of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The information also indicated that the fund’s expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1989	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and
Chief Executive Officer, The Rouse Company, real estate developers
(1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent director oversees 125 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[125]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	U.S. Treasury Funds
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With U.S. Treasury Funds	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price
Vice President

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company

Steven G. Brooks, CFA (1954	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Dimitri V. Grechenko, CFA (1963)	Assistant Vice President, T. Rowe Price; formerly
Vice President	Investment Analytics Specialist, Assistant Vice
President, Legg Mason Wood Walker, Inc. (to
2006); and Wealth Advisor, Legg Mason Wood
Walker, Inc. (to 2005)

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Investment
Vice President	Analyst, Morgan Stanley Alternative Investment
Partners Group (to 2007); Associate Portfolio
Manager, Smith Breeden Associates (to 2005)

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Dylan Jones, CFA (1971)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Vernon A. Reid, Jr. (1954)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment Services,
Vice President	Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,529,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	July 21, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	July 21, 2009